UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 16, 2005
(Date of earliest event reported): September 13, 2005
Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On September 13, 2005, Silverleaf Resorts, Inc. (the “Registrant”) delivered the documentation necessary to finalize the Consolidated, Amended and Restated Loan, Security and Agency Agreement (“Consolidated Loan Agreement”) dated as of August 5, 2005 with Textron Financial Corporation (“TFC”), and the agreement became binding on the parties thereto. Under the terms of the Consolidated Loan Agreement, the Registrant and TFC agreed to consolidate, amend and restate all prior receivables loan agreements by and among the Registrant, TFC and other participating lenders. The Registrant may from time to time through June 30, 2008 borrow up to an aggregate of $100 million on a revolving basis which will be secured by notes receivable from timeshare interval purchasers at an advance rate of 75% of the aggregate outstanding principal balance of all eligible notes receivable pledged as security for the loan. The Consolidated Loan Agreement will also be secured by a portion of the Registrant’s unsold inventory of timeshare intervals. TFC and another participant have committed to loan the Registrant up to an aggregate of $60 million under the Consolidated Loan Agreement. TFC is seeking other participants for the additional $40 million availability under the agreement. There can be no assurances that TFC will be able to identify other lenders to provide all or a portion of the remaining availability under the agreement. The Consolidated Loan Agreement will mature on June 30, 2011 and bears interest at a rate equal to the prime rate, plus 1%, but at no time will the interest rate be less than 6% per annum. The proceeds from the loan will be used by the Registrant for general working capital purposes.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     As described in Item 1.01 above, Registrant became obligated on direct financial obligations up to a maximum of $100 million in connection with the Consolidated Loan Agreement with TFC. The Registrant’s response to Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibit
*10.1	Consolidated, Amended and Restated Loan, Security and Agency Agreement, dated as of August 5, 2005, entered into by and among the Registrant and Textron Financial Corporation.

*	filed herewith
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 16, 2005	SILVERLEAF RESORTS, INC.
	By:	/S/ HARRY J. WHITE, JR.
		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
*10.1	Consolidated, Amended and Restated Loan, Security and Agency Agreement, dated as of August 5, 2005, entered into by and among the Registrant and Textron Financial Corporation.

*	filed herewith